UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2006

U-STORE-IT TRUST
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-32324 (Commission File Number)	20-1024732 (IRS Employer Identification No.)

6745 Engle Road, Suite 300 Cleveland, OH 44130 (Address of Principal Executive Offices)		44130 (Zip Code)
(440)234-0700
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, U-Store-It Trust (the “Company”) hereby amends its Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 7, 2006, for the purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the Company’s acquisition of a portfolio of 24 self-storage facilities from Crownridge Storage Portfolio, LLC and Williams Storage Portfolio III, LLC, both Nevada limited liability companies (the “Sure Save USA Self Storage Acquisition”) in accordance with Rule 3-14 and Article 11 of Regulation S-X, respectively. In addition, the Company completed acquisitions of 11 other self-storage facilities during 2006 and has determined that it is probable that an additional 13 facilities will be acquired and accordingly is including their results in the pro forma financial information.
In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statements and pro forma financial information, respectively.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
Sure Save Storage Portfolio
Independent Auditors’ Report.
Combined Statement of Revenues and Certain Operating Expenses for the Year Ended December 31, 2005.
Notes to Combined Statement of Revenues and Certain Operating Expenses.
(b) Pro Forma Financial Information.
Unaudited Pro Forma Condensed Consolidated Financial Information.
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2005.
Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2005.
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2005.
Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Operations.

U-STORE-IT TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
December 31, 2005
(Dollars in Thousands)

	U-Store-It	Completed			Probable
	Trust	Facility			Facility	U-Store-It
	Historical	Acquisitions			Acquisitions	Trust
	(1)	(2)		Subtotal	(3)	Pro Forma
ASSETS
Storage facilities — net	$1,246,295	$223,371	(iii)	$1,469,666	$77,494	$1,547,160
Cash and cash equivalents	201,098	(171,073	)(i)	30,025	—	30,025
Restricted cash	14,672	(17	)(i)	14,655	—	14,655
Loan procurement costs — net	10,437	97	(iii)	10,534	—	10,534
Other assets	8,631	443	(iii)	9,074	—	9,074
Other assets — related party	355	—		355	—	355

TOTAL ASSETS	$1,481,488	$52,821		$1,534,309	$77,494	$1,611,803

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Loans payable	$669,282	$52,072	(ii)	$721,354	$77,494	$798,848
Capital lease obligations	56	—		56	—	56
Accounts payable and accrued expenses	18,798	67	(ii)	18,865	—	18,865
Accounts payable and accrued expenses — related party	74	—		74	—	74
Distribution payable	16,624	—		16,624	—	16,624
Rents received in advance	8,857	633	(ii)	9,490	—	9,490
Security deposits	685	49	(ii)	734	—	734

Total liabilities	714,376	52,821	(ii)	767,197	77,494	844,691
MINORITY INTEREST	64,108	—		64,108	—	64,108
SHAREHOLDERS’ EQUITY
Common shares	570	—		570	—	570
Additional paid-in-capital	795,244	—		795,244	—	795,244
Unearned share grant compensation	(1,557)	—		(1,557)	—	(1,557)
Accumulated deficit	(91,253)	—		(91,253)	—	(91,253)

Total shareholders’ equity	703,004	—		703,004	—	703,004

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,481,488	$52,821		$1,534,309	$77,494	$1,611,803

See accompanying notes to the unaudited proforma condensed consolidated balance sheet.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
December 31, 2005
(Dollars in Thousands)
Presentation
     The accompanying Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company reflects adjustments related to (1) the acquisition of 35 self-storage facilities (including Sure Save Storage Portfolio) completed subsequent to December 31, 2005 (2) the probable acquisitions of 13 self-storage facilities (3) and borrowings on the credit facility, and is presented as if they all had occurred on December 31, 2005.
     In the opinion of the Company’s management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The Unaudited Pro Forma Condensed Consolidated Balance Sheet is presented for illustrative purposes only and is not necessarily indicative of what the actual financial position of the Company would have been had the acquisitions and financings described above occurred on December 31, 2005, nor does it purport to represent the future financial position of the Company. This Unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the Company’s annual report on Form 10-K for the annual period ended December 31, 2005.
Notes
(1)	Reflects the historical consolidated balance sheet of U-Store-It Trust included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

(2)	Represents the adjustments related to the acquisition of 35 self-storage facilities. These acquisitions were completed from January 1, 2006 through March 1, 2006.
     The acquisition cost for the assets is calculated as follows:

Paid from cash on hand and borrowing on credit facility	$216,090	(i)
Fair value of debt and other net liabilities assumed	7,821	(ii)

Aggregate acquisition cost	$223,911	(iii)

(i) Reflects cash and cash equivalents and restricted cash used for the purchase of the facilities	$171,090
Reflects proceeds from credit facility for the purchase of the facilities	45,000

Total cash	$216,090

(ii) As part of the completed facility acquisition transactions, total debt and other liabilities increased by:
Borrowing under credit facilities	$45,000
Debt assumed between January 1, 2006 and March 1, 2006 related to the Dallas, Texas acquisition:
Mortgage loans collateralized by certain facilities of Dallas, Texas portfolio due from 2014 to 2015, effective interest rate of 5.87% per annum	7,072

Total debt	52,072

Other liabilities assumed:
Accounts payable and accrued expenses	67
Rents received in advance	633
Security deposits	49

	749

Total debt and other net liabilities	$52,821

(iii) The preliminary allocation of the aggregate acquisition cost to the assets acquired is as follows:
Storage facilities	$223,371
Loan procurement costs	97
Other assets	443

Total assets acquired	$223,911

(3) Represents the adjustments related to the probable acquisition of 13 self-storage facilities.

The acquisition cost for the facilities is calculated as follows:
Paid from proceeds from borrowing on credit facility	$75,434
Debt assumed related to U-Stor probable acquisition	2,060

Total acquisition cost	$77,494

U-STORE-IT TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005
(Dollars and Shares in Thousands Except Per Share Amounts)

	U-Store-It	Completed		Probable
	Trust	Facility		Facility	Other	U-Store-It
	Historical	Acquisitions		Acquisitions	Adjustments	Trust
	(4)	(5)	Subtotal	(6)	(7)	Pro Forma
REVENUES
Rental income	$138,120	$19,970	$158,090	$6,096	$—	$164,186
Other property related income	10,001	1,433	11,434	220	—	11,654

Total revenues	148,121	21,403	169,524	6,316	—	175,840

OPERATING EXPENSES:
Property operating expenses	54,952	7,209	62,161	2,244	—	64,405
Property operating expense — related party	43	—	43	—	—	43
Depreciation	39,949	8,941	48,890	2,867	—	51,757
General and administrative/
Management Fee	17,786	120	17,906	45	—	17,951
General and administrative — related party	736	—	736	—	—	736

Total operating expenses	113,466	16,270	129,736	5,156	—	134,892

OPERATING INCOME	34,655	5,133	39,788	1,160	—	40,948

OTHER INCOME (EXPENSE):
Interest:
Interest expense on loans	(32,370)	(3,116)	(35,486)	(4,641)	—	(40,127)
Loan procurement amortization expense	(1,785)	(10)	(1,795)	—	—	(1,795)
Early extinguishment of debt	(93)	—	(93)	—	—	(93)
Interest income	2,405	—	2,405	—	—	2,405
Other	(47)	—	(47)	—	—	(47)

Total other expense	(31,890)	(3,126)	(35,016)	(4,641)	—	(39,657)
INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST	2,765	2,007	4,772	(3,481)	—	1,291
MINORITY INTEREST	(199)	—	(199)	—	113	(86)

INCOME FROM CONTINUING OPERATIONS	$2,566	$2,007	$4,573	$(3,481)	$113	$1,205

Earnings from continuing operations per share:
Basic earnings per share	$0.06					$0.03
Diluted earnings per share	$0.06					$0.03
Weighted average share information:
Basic shares outstanding	42,120					42,120
Diluted shares outstanding	42,203					42,203
See accompanying notes to the unaudited proforma condensed consolidated statement of operations.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in Thousands)
Presentation
     The accompanying Unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company for the Year Ended December 31, 2005 is based on the Consolidated Historical Statements of Operations of the Company and is presented as if (1) the acquisition of self-storage facilities completed subsequent to December 31, 2005, (2) the probable acquisitions of 13 self-storage facilities, (3) and borrowings on the credit facility all had occurred on January 1, 2005.
     In the opinion of the Company’s management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The Unaudited Pro Forma Condensed Consolidated Statement of Operations is presented for illustrative purposes only and is not necessarily indicative of what the actual results of operations would have been had the transactions described above occurred on January 1, 2005, nor does it purport to represent the future results of operations of the Company.
Notes
(4)	Reflects the historical consolidated statement of income of U-Store-It Trust for the year ended December 31, 2005.

(5)	Represents the results of operations which will be reflected in our operating partnership as a result of the acquisition of 35 storage facilities. These acquisitions were completed from January 1, 2006 through March 1, 2006.

								Total
								Completed
	Nashville,	Dallas,	U-Stor	Sure Save		Proforma		Facility
	Tennessee	Texas	Portfolio	Portfolio	Texas	Adjustments		Acquisitions
TOTAL FACILITIES	2	2	3	24	4			35
REVENUES:
Rental income	$1,329	$1,406	$1,083	$14,695	$1,457	$—		$19,970
Other property related income	87	4	92	1,134	116	—		1,433

Total revenues	1,416	1,410	1,175	15,829	1,573	—		21,403

OPERATING EXPENSES:
Property operating expenses	458	180	438	5,087	886	160	(a)	7,209
Depreciation	—	—	—	—	—	8,941	(b)	8,941
General and administrative/ Management fee	—	71	79	379	89	(498	)(a)	120

Total operating expenses	458	251	517	5,466	975	8,603		16,270

OPERATING INCOME	958	1,159	658	10,363	598	(8,603)		5,133

OTHER EXPENSE:
Interest:
Interest expense on loans	—	—	—	—	—	(3,116	)(c)	(3,116)
Loan procurement amortization expense	—	—	—	—	—	(10	)(c)	(10)
Interest income	—	—	—	—	—	—		—
Other	—	—	—	—	—	—		—

Total other expense	—	—	—	—	—	(3,126)		(3,126)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST	958	1,159	658	10,363	598	(11,729)		2,007
Minority interest	—	—	—	—	—	—		—

INCOME (LOSS) FROM CONTINUING OPERATIONS	$958	$1,159	$658	$10,363	$598	$(11,729)		$2,007

(a)	Additional costs of $280 are anticipated to be incurred to manage the new facilities purchased consisting of $160 for property operating and $120 for general and administrative expenses. Management fees of $498 are eliminated as these represent fees paid to an unaffiliated management company that will no longer be incurred. Adjustment reflects net difference between these expenses.

(b)	Depreciation expense adjustment includes depreciation calculated on a straight line basis over the estimated useful lives ranging between 5-39 years on assets acquired in 2006 of $223,371, with $158,607 allocated to building and other depreciable assets and $64,764 allocated to land.

(c)	Represents additional interest expense from borrowings under the credit facility and debt assumed in connection with completed facility transaction.
     Additional interest on loan assumed between January 1, 2006 and March 1, 2006:

Mortgage loan collateralized by Dallas, TX facility, due 2014, effective interest rate of 5.87% per annum	$253
Mortgage loan collateralized by Dallas, TX facility, due 2015, effective interest rate of 5.87% per annum	163
Interest from borrowings under our revolving credit facility related to acquisitions completed subsequent to December 31, 2005	2,700

Total increase in interest expense	$3,116

Loan procurement amortization expense from assumed indebtedness	$10

(6)	Represents the following results of operations which will be reflected in our operating partnership as a result of the probable acquisition of 13 self-storage facilities.

									Total
									Probable
					Stone &		Proforma		Facility
	Texas	Nickey	SecureCare	U-Stor	Oak		Adjustments		Acquisitions
TOTAL FACILITIES	3	4	4	1	1	(a)			13
REVENUES:
Rental income	$630	$1,936	$3,105	$425	$—		—		6,096
Other property related income	50	5	144	21	—		—		220

Total revenues	680	1,941	3,249	446	—		—		6,316

OPERATING EXPENSES:
Property operating expenses	380	776	849	180	—		$59	(b)	2,244
Depreciation	—	—	—	—	—		2,867	(c)	2,867
General and administrative/Management fee	238	108	163	31	—		(495	)(b)	45

Total operating expenses	618	884	1,012	211	—		2,431		5,156

OPERATING INCOME (EXPENSE)	62	1,057	2,237	235	—		(2,431)		1,160

OTHER EXPENSE:
Interest expense	—	—	—	—	—		(4,641	)(d)	(4,641)
Loan procurement amortization expense	—	—	—	—	—		—

Total other expense	—	—	—	—	—		(4,641)		(4,641)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST	62	1,057	2,237	235	—		(7,072)		(3,481)
Minority interest	—	—	—	—	—		—		—

INCOME (LOSS) FROM CONTINUING OPERATIONS	$62	$1,057	$2,237	$235	$—		$(7,072)		$(3,481)

(a)	The San Antonio, Texas facility is currently under construction.

(b)	Additional costs of $104 are anticipated to be incurred to manage the new facilities consisting of $59 for property operating and $45 for general and administrative expenses. Management fees of $495 are eliminated as these represent fees paid to an unaffiliated management company that will no longer be incurred. Adjustment reflects net difference between these expenses.

(c)	Depreciation expense adjustment includes depreciation calculated on a straight line basis over the estimated useful lives ranging between 5-39 years on assets acquired of $77,494, with $51,158 allocated to buildings and other depreciable assets and $26,336 allocated to land.

(d)	Adjustment represents interest expense relating to assumed mortgages secured by one of the facilities and the remainder from borrowings on the revolving credit facility.

(7)	Reflects the allocation of income to minority interest holders (approximately 6.7%).

INDEPENDENT AUDITORS’ REPORT
To the Board of Trustees and Shareholders
U-Store-It Trust
Cleveland, Ohio
We have audited the accompanying combined statement of revenues and certain operating expenses of the Sure Save Storage Portfolio (the “Properties”) for the year ended December 31, 2005. The statement is the responsibility of the Properties’ management. Our responsibility is to express an opinion on this statement based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free from material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.
The accompanying combined statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A of U-Store-It Trust, as described in Note 1. This presentation is not intended to be a complete presentation of the Properties’ revenues and expenses.
In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of the Properties for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.
/s/ THE SCHONBRAUN McCANN GROUP LLC
Roseland, New Jersey
April 7, 2006

SURE SAVE STORAGE PORTFOLIO
COMBINED STATEMENT OF REVENUES AND
CERTAIN OPERATING EXPENSES

Year ended
December 31, 2005
Revenues
Base rents	$14,694,713
Other income	1,133,810

15,828,523

Certain Operating Expenses
Property operating expenses	3,707,485
Real estate taxes	1,379,023
General and administrative expenses	378,862

5,465,370

Revenues in excess of certain operating expenses	$10,363,153

See accompanying notes to combined statement of revenues and certain operating expenses.

SURE SAVE STORAGE PORTFOLIO
NOTES TO COMBINED STATEMENT OF REVENUES AND
CERTAIN OPERATING EXPENSES
1.	BASIS OF PRESENTATION

Presented herein is the combined statement of revenues and certain operating expenses related to the operation of the following twenty-four storage facilities, collectively (“Sure-Save Storage Portfolio” or the “Properties”):

Property Name	Facility Location	Units

1400 S. GENE AUTRY TRAIL	Palm Springs, CA	578

72500 VARNER RD.	Thousand Palms, CA	861

401&500 RADIO RD.	Palm Springs, CA	636

67-650 E. RAMON RD.	Cathedral City, CA	1,042

401 S. WATERMAN	San Bernardino, CA	406

601 S. WATERMAN	San Bernardino, CA	1,009

1450 23RD STREET	San Bernardino, CA	693

1441 E. BASELINE ST.	San Bernardino, CA	1,044

210 W. BONNIE VIEW DR.	Rialto, CA	526

26441 HIGHLAND AVE.	Highland, CA	549

1844 N. 43RD AVE.	Phoenix, AZ	798

3122 E. WASHINGTON	Phoenix, AZ	440

536 N. POWER RD.	Mesa, AZ	476

2645 S. NELLIS BLVD.	Las Vegas, NV	413

SURE SAVE STORAGE PORTFOLIO
NOTES TO COMBINED STATEMENT OF REVENUES AND
CERTAIN OPERATING EXPENSES
1.	BASIS OF PRESENTATION — Continued

Property Name	Facility Location	Units

7370 CHEYENNE	Las Vegas, NV	402

198 W ARTESIA BLVD.	Long Beach, CA	1,420

7600 ARLINGTON AVE	Riverside, CA	648

2828 W. 5TH STREET	Santa Ana, CA	743

9150 & 9180 JAMACHA RD	Spring Valley, CA	731

4011 FAIRGROUNDS	Riverside, CA	715

3026 S. COUNTRY CLUB	Mesa, AZ	435

909 S. COUNTRY CLUB	Mesa, AZ	537

49 HOTEL CIRCLE	Albuquerque, NM	426

1220 SPRING STUEBNER	Spring, TX	510

		16,038
The accompany combined statement of revenues and certain operating expenses for the year ended December 31, 2005 was prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”) which requires certain information with respect to real estate operations to be included with certain filings with the SEC. Accordingly, the combined revenues and certain operating expenses excludes certain expenses that may not be comparable to those expected to be incurred by U-Store-It Trust in the proposed future operations of the Properties. Items excluded consist of mortgage interest expense, depreciation, management fees and general and administrative expenses not directly related to the future operations.

SURE SAVE STORAGE PORTFOLIO
NOTES TO COMBINED STATEMENT OF REVENUES AND
CERTAIN OPERATING EXPENSES
2.	USE OF ESTIMATES

The preparation of the combined statement of revenues and certain operating expenses in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the combined statement of revenues and certain operating expenses and accompanying notes. Actual results could differ from those estimates.

3.	REVENUE RECOGNITION

Revenue relating to the Properties is recognized when payments are due. If it is determined after all methods of collection have been exhausted, that the account will not be collected, then it is written off to bad debt expense. The Properties are being leased to tenants under operating leases generally on a month to month basis.

4.	PROPERTY OPERATING EXPENSES

The Properties’ operating expenses for the year ended December 31, 2005, include $504,015 for insurance, $472,233 for utilities, $325,060 in operating and maintenance costs, $1,367,704 in payroll, $701,709 in bad debts and advertising expenses of $336,764 (see note 5).

5.	ADVERTISING

Advertising costs are expensed as incurred, $336,764 for 2005, and are included in property operating expenses.

SIGNATURE
     Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned thereunto duly authorized.

U-STORE-IT TRUST (Registrant)
Date: April 21, 2006	By:	/s/ TEDD D. TOWSLEY
		Name:	Tedd D. Towsley
Chief Financial Officer